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                                                                   EXHIBIT 10.59

                                GLAMIS GOLD LTD.

                                       AND

                        MONTREAL TRUST COMPANY OF CANADA

                                 AS RIGHTS AGENT


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                        SHAREHOLDER RIGHTS PLAN AGREEMENT

                                      DATED

                                FEBRUARY 25, 2000


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                                      -9-


                                TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
ARTICLE 1 - INTERPRETATION...................................................................1

   CERTAIN DEFINITIONS.......................................................................1
   CURRENCY.................................................................................13
   HEADINGS.................................................................................14
   NUMBER AND GENDER........................................................................14
   ACTING JOINTLY OR IN CONCERT.............................................................14
   STATUTORY REFERENCES.....................................................................14
   HOLDER...................................................................................14
   CALCULATION OF VOTING SHARE PERCENTAGE...................................................14
   INTERPRETATION...........................................................................15

ARTICLE 2 - THE RIGHTS......................................................................15

   LEGEND ON VOTING SHARE CERTIFICATES......................................................15
   INITIAL EXERCISE PRICE...................................................................16
   RIGHTS NOT EXERCISABLE UNTIL SEPARATION TIME.............................................16
   MAILING OF RIGHTS CERTIFICATES AND DISCLOSURE STATEMENT..................................16
   EXERCISE OF RIGHTS.......................................................................17
   DUTIES OF RIGHTS AGENT UPON RECEIPT OF ELECTION TO EXERCISE..............................17
   PARTIAL EXERCISE OF RIGHTS...............................................................18
   DUTIES OF THE CORPORATION................................................................18
   ADJUSTMENTS TO EXERCISE PRICE; NUMBER OF RIGHTS..........................................19
   DATE ON WHICH EXERCISE IS EFFECTIVE......................................................25
   EXECUTION OF RIGHTS CERTIFICATES.........................................................25
   AUTHENTICATION OF RIGHTS CERTIFICATES....................................................25
   DATING OF RIGHTS CERTIFICATES............................................................25
   REGISTER OF RIGHTS.......................................................................25
   TRANSFERS AND EXCHANGES..................................................................26
   MUTILATED RIGHTS CERTIFICATES............................................................26
   DESTROYED, LOST AND STOLEN RIGHTS CERTIFICATES...........................................26
   REPLACEMENT FEE..........................................................................27
   VALIDITY OF REPLACEMENT RIGHTS CERTIFICATES..............................................27
   PERSONS DEEMED OWNERS....................................................................27
   DELIVERY AND CANCELLATION OF RIGHTS CERTIFICATES.........................................27
   AGREEMENT OF RIGHTS HOLDERS..............................................................27
   RIGHTS CERTIFICATE HOLDER NOT DEEMED A SHAREHOLDER.......................................28

ARTICLE 3 - ADJUSTMENTS TO THE RIGHTS IN THE EVENT OF CERTAIN TRANSACTIONS..................29

   FLIP-IN EVENT............................................................................29
   CANCELLATION OF RIGHTS HELD BY AN ACQUIRING PARTY........................................29
   LEGEND ON RIGHTS CERTIFICATES TRANSFERRED BY AN ACQUIRING PARTY..........................29

ARTICLE 4 - THE RIGHTS AGENT................................................................30

   APPOINTMENT OF RIGHTS AGENT..............................................................30
   PROTECTION OF RIGHTS AGENT...............................................................30
   RIGHTS AGENT TO BE KEPT INFORMED.........................................................31
   MERGER OR AMALGAMATION OR CHANGE OF NAME OF RIGHTS AGENT.................................31
   COUNTERSIGNING OF RIGHTS CERTIFICATES....................................................31
   DUTIES OF RIGHTS AGENT...................................................................31
   CHANGE OF RIGHTS AGENT...................................................................33

ARTICLE 5 - MISCELLANEOUS...................................................................34


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                                      -10-


   REDEMPTION AND WAIVER....................................................................34
   EXPIRATION...............................................................................36
   ISSUANCE OF NEW RIGHT CERTIFICATES.......................................................36
   SUPPLEMENTS AND AMENDMENTS...............................................................36
   TIMING OF CERTAIN APPROVALS OF THE SHAREHOLDERS..........................................37
   EFFECTIVE TIME OF SUPPLEMENTS AND AMENDMENTS.............................................37
   APPROVALS OF AMENDMENTS BY RIGHTS AGENT..................................................37
   FRACTIONAL RIGHTS AND FRACTIONAL SHARES..................................................37
   RIGHTS OF ACTION.........................................................................38
   NOTICE OF PROPOSED ACTIONS...............................................................38
   NOTICES..................................................................................38
   SUCCESSORS...............................................................................39
   BENEFITS OF THIS AGREEMENT...............................................................39
   GOVERNING LAW............................................................................39
   SEVERABILITY.............................................................................39
   EFFECTIVE DATE...........................................................................40
   DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS.....................................40
   RIGHTS OF BOARD, CORPORATION AND OFFEROR.................................................40
   REGULATORY APPROVALS.....................................................................40
   DECLARATION AS TO NON-CANADIAN HOLDERS...................................................40
   TIME OF THE ESSENCE......................................................................41
   EXECUTION IN COUNTERPARTS................................................................41

EXHIBITS

Exhibit A - Form of Rights Certificate (and attached Form of Election to Exercise and Form of Assignment)

                        SHAREHOLDER RIGHTS PLAN AGREEMENT


THIS AGREEMENT dated as of the 25th day of February, 2000 between Glamis Gold Ltd. (the "Corporation"), a corporation incorporated under the Company Act (British Columbia), and Montreal Trust Company of Canada, a trust company incorporated under the laws of Canada, as Rights Agent (the "RIGHTS AGENT", which term will include any successor Rights Agent hereunder).

WHEREAS:

(A) The Board of Directors of the Corporation has determined that it is advisable and in the best interests of the Corporation and its shareholders to adopt a shareholder rights plan (the "RIGHTS PLAN") to ensure, to the extent possible, that all shareholders of the Corporation are treated fairly in connection with any take-over bid for the Corporation;

(B) In order to implement the adoption of the Rights Plan the Board of Directors has, subject to receipt of shareholder and regulatory approval:

        (a) authorized the issuance of one Right (as hereinafter defined) effective the Record Time (as hereinafter defined) in respect of each Common Share outstanding at the Record Time; and

        (b) authorized the issuance of one Right in respect of each Common Share issued after the Record Time and prior to the earlier of the Separation Time (as hereinafter defined) and the Expiration Time (as hereinafter defined);

(C) Each Right entitles the holder thereof, after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth herein; and

(D) The Corporation desires to appoint the Rights Agent to act on behalf of the Corporation, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates, the exercise of Rights, and other matters referred to herein.


NOW THEREFORE in consideration of the premises and the respective covenants and agreements set forth herein the parties agree as follows:


                            ARTICLE 1-INTERPRETATION

CERTAIN DEFINITIONS

1.1 For purposes of this Agreement, the following terms have the meanings indicated:



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                                      -2-

        (a) "1933 SECURITIES ACT" means the Securities Act of 1933 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

        (b) "1934 EXCHANGE ACT" means the Securities Exchange Act of 1934 of the United States, as amended, and the rules and regulations thereunder, and any comparable or successor laws or regulations thereto.

        (c) "ACQUIRING PERSON" means, any Person who is the Beneficial Owner of 20% or more of the outstanding Voting Shares; save and except that the term "Acquiring Person" will not include:

               (i) the Corporation or any Subsidiary of the Corporation;

               (ii) any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares of the Corporation as a result of

                      (A)    Corporate Acquisitions,

                      (B)    Permitted Bid Acquisitions,

                      (C)    Corporate Distributions,

                      (D)    Exempt Acquisitions, or

                      (E)    Convertible Security Acquisitions;

               (each an "Exempt Transaction")

               provided, however, that if a Person becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares by reason of one or more or any combination of Exempt Transactions and, after such becomes the Beneficial Owner of an additional 1% or more of the outstanding Voting Shares, other than pursuant to an Exempt Transaction, such Person will, as at such time, become an Acquiring Person;

               (iii) for a period of 10 days after the Disqualification Date, any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on Section 1.1(g)(vi) or Section 1.1(g)(viii) solely because such Person makes or proposes to make a Take-over Bid in respect of securities of the Corporation alone or by acting jointly or in concert with any other Person;

               (iv) an underwriter or member of a banking or selling group which acquires Voting Shares from the Corporation in connection with a distribution to the public of securities of the Corporation; and

               (v) any employee benefits plan or other compensation arrangement of the Corporation.

        (d) "AFFILIATE", when used to indicate a relationship with a specified Person, means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person and a body corporate will be deemed to be an Affiliate of another body corporate if one of them is the Subsidiary of the other or if both are Subsidiaries of the same body corporate or if each of them is controlled by the same Person.

        (e) "AGREEMENT" means this agreement as amended, modified or supplemented from time to time.

        (f) "ASSOCIATE", when used to indicate a relationship with a specified Person, means

               (i) a spouse of such specified Person,

               (ii) any Person of either sex with whom such specified Person is living in a conjugal relationship outside marriage, or

               (iii) any relative of such specified Person or of a Person mentioned in Section (i) or Section (ii) of this definition if that relative has the same residence as the specified Person.

        (g) a Person will be deemed the "BENEFICIAL OWNER", and to have "BENEFICIAL OWNERSHIP" of, and to "BENEFICIALLY OWN":

               (i) any securities of which such Person or any Affiliate or Associate of such Person is the owner in law or equity;

               (ii) any securities as to which such Person or any of such Person's Affiliates or Associates has the right

                      (A) to become the owner at law or in equity (whether such right is exercisable immediately or within a period of 60 days thereafter and whether or not on condition or the happening of any contingency or the making of any payment) pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing (other than customary agreements with and between underwriters and banking group or selling group members with respect to a public offering of securities or pursuant to a bona fide pledge of securities), or

                      (B) to vote such securities (whether such right is exercisable immediately or after the passage of time or upon the occurrence of a contingency or otherwise) pursuant to any agreement, arrangement, pledge or understanding (written or oral), or otherwise, other than pledges of securities in the ordinary course of business; and

               (iii) any securities that are Beneficially Owned within the meaning of Section 1.1(g)(i) or (ii) by any other Person with whom such Person is acting jointly or in concert;

        provided, however, that a Person will not be deemed to be the "BENEFICIAL OWNER", or to have "BENEFICIAL OWNERSHIP" of, or to "BENEFICIALLY OWN", any security solely by reason of:

               (iv) such security having been deposited or tendered pursuant to a tender or exchange offer or Take-over Bid made by such Person or any of such Person's Affiliates or Associates or made by any other Person acting jointly or in concert with such Person, unless such deposited or tendered security has been accepted unconditionally for payment or exchange or has been taken up or paid for, whichever occurs first; or

               (v) the holder of such security having agreed to deposit or tender such security to a Take-over Bid made by such Person or any of such Person's Affiliates or Associates or any other Person referred to in Section (iii) of this definition pursuant to a Permitted Lock-up Agreement; or

               (vi) such Person or any Affiliate or Associate of such Person or any other Person acting jointly or in concert with such Person, holding or exercising voting or dispositive power over such security, in circumstances where

                      (A) the ordinary business of the Person (the "FUND MANAGER") includes the management of investment funds for others and such voting or dispositive power over such security is held by the Fund Manager in the ordinary course of such business in the performance of such Fund Manager's duties for the account of any other Person (a "CLIENT"), or

                      (B) such Person (the "TRUST COMPANY") is licensed to carry on the business of a trust company under applicable law and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons or in relation to other accounts and holds or exercises voting or dispositive power over such security in the ordinary course of such duties for the estate of any such deceased or incompetent Person (each an "ESTATE ACCOUNT") or for such other accounts (each an "OTHER ACCOUNT") and holds such voting or dispositive power over such security and is acting in the ordinary course of such duties for the Estate Account or for such Other Account,

                      (C) the ordinary business or activity of such Person includes acting as an agent of the Crown in the management of public assets (the "CROWN AGENT"), or

                      (D) the Person is the administrator or the trustee of one or more pension funds, plans or related trusts (each a "PENSION FUND") registered or qualified under the laws of Canada or any province thereof or the laws of the United States or any state thereof (the "INDEPENDENT PERSON"), or is a Pension Fund, and holds such securities solely for the purposes of its activities as an Independent Person or as a Pension Fund, or

                      (E) the Person is an independent Person established by statute for purposes that include, and the ordinary business or activity of such Person (in this definition, the "STATUTORY BODY") includes, the management of investment funds for employee benefit plans, pension plans, insurance plans of various public bodies and the Statutory Body holds such security for the purposes of its activities as such;

               and provided that the Fund Manager, the Trust Company, the Crown Agent, the Independent Person, the Pension Fund or the Statutory Body, as the case may be, does not make or propose to make a Take-over Bid in respect of securities of the Corporation alone or by acting jointly or in concert with any other Person (other than by means of ordinary market transactions (including prearranged trades entered into in the ordinary course of business of such Person) executed through the facilities of a stock exchange or organized over-the-counter market); or

               (vii) such Person being a Client of the same Fund Manager as another Person on whose account the Fund Manager holds or exercises voting or dispositive power over such security, or such Person being an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds or exercises voting or dispositive power over such security, or such Person being a Pension Fund with the same Independent Person as another Pension Fund;

               (viii) such Person being a Client of a Fund Manager and such security is owned at law or in equity by the Fund Manager, or such Person being an Estate Account or an Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company, or such Person being a Pension Fund and such security is owned at law or in equity by the Independent Person or the Pension Fund; or

               (ix) such Person being a registered holder of securities as a result of carrying on the business of, or acting as the nominee of, a securities depository.

        (h) "BOARD OF DIRECTORS" means, at any time, the duly constituted board of directors of the Corporation.

        (i) "BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which banking institutions in the Cities of Vancouver, British Columbia and Toronto, Ontario are authorized or obligated by law to close.

        (j) "COMPANY ACT" means the Company Act, R.S.B.C. 1996, c.62, as amended, and the regulations made thereunder, and any comparable or successor laws or regulations thereto.

        (k) "CANADIAN DOLLAR EQUIVALENT" of any amount which is expressed in United States dollars means on any date the Canadian dollar equivalent of such amount determined by reference to the Canadian-U.S. Exchange Rate on such date.

        (l) "CANADIAN-U.S. EXCHANGE RATE" means, on any date, the inverse of the U.S.-Canadian Exchange Rate.

        (m) "CLOSE OF BUSINESS" on any given day means the time on such day (or, if such day is not a Business Day, the time on the next succeeding Business Day) at which the office of the transfer agent for the Common Shares in Vancouver, British Columbia (or, after the Separation Time, the office of the Rights Agent in Vancouver, British Columbia) is closed to the public.

        (n) "COMMON SHARES" means the common shares in the capital of the Corporation.

        (o) "COMPETING PERMITTED BID" means a Take-over Bid that is made while another Permitted Bid or Competing Permitted Bid is in existence and that satisfies all of the components of the definition of a Permitted Bid, except that the requirements set out in Section (ii) of the definition of a Permitted Bid will be satisfied if the Competing Permitted Bid contains, and the take up and payment for securities tendered or deposited thereunder will be subject to, an irrevocable and unqualified condition that no Voting Shares will be taken up or paid for pursuant to the Competing Permitted Bid prior to the close of business on the day that is no earlier than the later of 21 days after the date the Competing Permitted Bid is made and the earliest date on which Voting Shares may be taken up or paid for under any other Permitted Bid in existence at the date of such Competing Permitted Bid and only if at the time when Voting Shares are first taken up and paid for under the Competing Permitted Bid, more than 50% of the then outstanding Voting Shares held by Independent Shareholders have been deposited to the Competing Permitted Bid and not withdrawn.

        (p) "CONTROLLED": a corporation is "controlled" by another Person if:

               (i) securities entitled to vote in the election of directors carrying more than 50% of the votes for the election of directors are held, directly or indirectly, by or for the benefit of the other Person or Persons; and

               (ii) the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such corporation;

        and "CONTROLS", "CONTROLLING" and "UNDER COMMON CONTROL WITH" will be interpreted accordingly.

        (q) "CONVERTIBLE SECURITY" means at any time:

                (i) any right (regardless of whether such right constitutes a security); or

                (ii) any security issued by the Corporation (other than the Rights);

        which is exercisable or exercisable within a period of 60 days from that time, by the holder thereof to acquire Voting Shares or other securities which are convertible into or exercisable or exchangeable for Voting Shares (in each case, whether such right is then exercisable or exercisable within a period of 60 days from that time and whether or not on condition or the happening of any contingency).

        (r) "CONVERTIBLE SECURITY ACQUISITION" means the acquisition of Voting Shares upon the exercise of Convertible Securities received by a Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Corporate Distribution.

        (s) "CORPORATE ACQUISITION" means an acquisition by the Corporation or a Subsidiary of the Corporation of Voting Shares which by reducing the number of outstanding Voting Shares, increases the proportionate number of Voting Shares Beneficially Owned by any Person.

        (t) "CORPORATE DISTRIBUTION" means:

               (i) a stock dividend or a stock split or other event pursuant to which a Person receives or acquires Voting Shares or Convertible Securities on the same pro rata basis as all other holders of Voting Shares of the same class; or

               (ii) any other event pursuant to which all holders of Voting Shares are entitled to receive Voting Shares or Convertible Securities on a pro rata basis, including, without limiting the generality of the foregoing, pursuant to the receipt or exercise of rights issued by the Corporation and distributed to all the holders of a series or class of Voting Shares to subscribe for or purchase Voting Shares or Convertible Securities, provided that such rights are acquired directly from the Corporation and not from any other Person.

        (u) "DISQUALIFICATION DATE" in respect of a Person means the first date that a public announcement is made indicating that the Person has or is making or has announced on intention to make, a Take-over Bid alone or by acting jointly or in concert with any other Person.

        (v) "ELECTION TO EXERCISE" has the meaning ascribed thereto in Section 2.5(a).

        (w) "EXEMPT ACQUISITION" means an acquisition of Voting Shares

                (i) in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of Section 5.1(b), Section 5.1(c) or Section 5.1(d), or

                (ii) pursuant to a dividend reinvestment plan of the Corporation, or

                (iii) pursuant to a distribution by the Corporation of Voting Shares or Convertible Securities made pursuant to a prospectus, or

                (iv) pursuant to a distribution by the Corporation of Voting Shares or Convertible Securities by way of a private placement by the Corporation or upon the exercise by an individual employee or director of stock options granted under a stock option plan of the Corporation or rights to purchase securities granted under a share purchase plan of the Corporation, provided that all necessary stock exchange approvals for such private placement, stock option plan or share purchase plan have been obtained and such private placement, stock option plan or share purchase plan complies with the terms and conditions of such approvals.

        (x) "EXERCISE PRICE" means, as of any date, the price at which a holder may purchase the securities isSuable upon exercise of one whole Right. Until adjustment or revision thereof in accordance with the terms hereof, the Exercise Price will be $100.00.

        (y) "EXPIRATION TIME" means the earlier of:

                (i) the Termination Time, and

                (ii) the close of business on the date of the Corporation's 2003 Annual Meeting of Shareholders.

        (z) "FLIP-IN EVENT" means a transaction or event that results in a Person becoming an Acquiring Person.

        (aa) "INDEPENDENT SHAREHOLDERS" means all holders of Voting Shares except for

                (i) an Acquiring Person,

                (ii) an Offeror,

                (iii) an Affiliate or Associate of such Acquiring Person or such Offeror,

                (iv) a Person acting jointly or in concert with such Acquiring Person or such Offeror, and

                (v) an employee benefit plan, stock purchase plan, deferred profit sharing plan or any similar plan or trust for the benefit of employees of the Corporation or a Subsidiary of the Corporation, unless the beneficiaries of any such plan or trust direct the manner in which the Voting Shares are to be voted or withheld from voting or direct whether the Voting Shares are to be tendered to a Take-over Bid.

        (ab) "MARKET PRICE" per security of any securities on any date of determination means the average of the daily closing prices per security of such securities (determined as described below) on each of the 20 consecutive Trading Days through and including the Trading Day immediately preceding such date; provided, however, that if an event of a type analogous to any of the events described in Section 2.9 has caused the closing prices used to determine the Market Price on any Trading Days not to be fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day, each such closing price so used will be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.9 in order to make it fully comparable with the closing price on such date of determination or, if the date of determination is not a Trading Day, on the immediately preceding Trading Day. The closing price per security of a security on a specified date will be

               (i) the closing board lot sale price on the date or, if such price is not available, the average of the closing bid and asked prices on the date, for the security as reported by The Toronto Stock Exchange, or

               (ii) if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on The Toronto Stock Exchange, the closing board lot sale price on the date, or if such price is not available, the average of the closing bid and asked prices on the date, for the security as reported by the NYSE, or

               (iii) if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on The Toronto Stock Exchange or the NYSE, the closing board lot sale price on the date, or if such price is not available, the average of the closing bid and asked prices on the date, for the security as reported by the principal stock exchange in Canada or the United States on which the security is primarily traded, or

               (iv) if not so listed, the last quoted price on the date, or if not so quoted, the average of the high bid and low asked prices on the date, for the security in the over-the-counter market, as reported by Nasdaq or, if the securities are not quoted on Nasdaq, as reported by such other system then in use, or

               (v) if on any such date the securities are not quoted by any such organization, the average of the closing bid and asked prices on the date as furnished by a professional market maker making a market in the security as selected by the Board of Directors; provided, however, that if on any such date the security is not traded in the over-the-counter market, the closing price per security on such date will mean the fair value per security on such date as determined by the Board of Directors, after consultation with a nationally or internationally recognized investment dealer or investment banker.

        The Market Price will be expressed in Canadian dollars. If the price for the security on any day forming part of the 20 consecutive Trading Day period is in United States dollars, such amount will be translated into Canadian dollars at the Canadian Dollar Equivalent thereof. Notwithstanding the foregoing, where the Board of Directors is satisfied that the Market Price of securities as determined herein was affected by an anticipated or actual Take-over Bid or by improper manipulation, the Board of Directors may determine the Market Price of securities based on a finding as to the price of which a holder of securities of that class could reasonably have expected to dispose of his securities immediately prior to the relevant date excluding any change in price reasonably attributable to the anticipated or actual Take-over Bid or to the improper manipulation.

        (ac) "NASDAQ" means The NASDAQ SmallCap Market.

        (ad) "NYSE" means the New York Stock Exchange.

        (ae) "OFFER TO ACQUIRE" means:

               (i) an offer to purchase, a public announcement of an intention to make an offer to purchase, or a solicitation of an offer to sell, Voting Shares; and

               (ii) an acceptance of an offer to sell Voting Shares, whether or not such offer to sell has been solicited;

        or any combination thereof, and the Person accepting an offer to sell will be deemed to be making an Offer to Acquire to the Person that made the offer to sell.

        (af) "OFFEROR" means a Person who has announced an intention to make, or who makes and has outstanding, a Take-over Bid.

        (ag) "OFFEROR'S SECURITIES" means the Voting Shares and Convertible Securities Beneficially Owned by an Offeror, any Affiliate or Associate of such Offeror, any Person acting jointly or in concert with the Offeror or with any Affiliate of the Offeror and any Affiliates or Associates of such Person so acting jointly or in concert.

        (ah) "OUTSTANDING VOTING SHARES" means that number of Common Shares, or other Voting Shares, which are issued and outstanding at the time of a Flip-in Event on a fully-diluted basis and, for more certainty, includes without limitation all outstanding options, warrants, rights or other securities (excluding the Rights) convertible into Common Shares or other Voting Shares to be issued from treasury at the time of a Flip-in Event.

        (ai) "PERMITTED BID" means a Take-over Bid made by an Offeror which is made by means of a Take-over Bid circular and which:

               (i) is made on identical terms (other than terms of a non-material nature that may be required by applicable law) to all holders of record of Voting Shares wherever resident as registered on the books of the Corporation and must be made for all of the outstanding Voting Shares;

               (ii) contains, and the take up and payment for securities tendered or deposited thereunder will be subject to, an irrevocable and unqualified condition that no Voting Shares will be taken up or paid for pursuant to the Take-over Bid prior to the close of business on the date which is not less than 45 days following the date the Take-over Bid circular is sent to shareholders of the Corporation and that no Voting Shares will be taken up or paid for pursuant to the Take-over Bid unless, at such date, more than 50% of the then outstanding Voting Shares held by Independent Shareholders have been deposited to the Take-over Bid and not withdrawn;

               (iii) contains an irrevocable and unqualified provision that, unless the Take-over Bid is withdrawn in accordance with applicable law, Voting Shares of the Corporation may be deposited pursuant to the Take-over Bid at any time during the period of time described in Section 1.1(ai)(ii) and that any Voting Shares deposited pursuant to the Take-over Bid may be withdrawn at any time until taken up and paid for; and

               (iv) contains an irrevocable and unqualified provision that provides upon the condition referred to in Section 1.1(ai)(ii) being satisfied, the Offeror will make a public announcement of that fact on the date the Take-over Bid would otherwise expire and the Take-over Bid will be extended for a period of not less than 10 Business Days from the date it would otherwise expire;

        provided always that a Permitted Bid will cease to be a Permitted Bid at any time when it ceases to meet any of the provisions of this definition and any acquisitions of Voting Shares made pursuant to such Permitted Bid, including any acquisition of Voting Shares theretofore made, will cease to be a Permitted Bid Acquisition.

        (aj) "PERMITTED BID ACQUISITION" means the acquisition of Voting Shares made pursuant to a Permitted Bid or a Competing Permitted Bid.

        (ak) "PERMITTED LOCK-UP AGREEMENT" means an agreement between an Offeror, any of its Affiliates or Associates or any other Person acting jointly or in concert with the Offeror and a Person (the "LOCKED-UP PERSON") who is not an Affiliate or Associate of the Offeror or a Person acting jointly or in concert with the Offeror, whereby the Locked-up Person agrees to deposit or tender the Voting Shares or Convertible Securities held by the Locked-up Person to the Offeror's Take-over Bid or to any Take-over Bid made by any of the Offeror's Affiliates or Associates or made by any other Person acting jointly or in concert with the Offeror (the "Lock-up Bid"), but which permits the Locked-up Person to withdraw the Voting Shares or Convertible Securities from the agreement in order to tender or deposit them to another Take-over Bid that contains an offering price or value per Voting Share or Convertible Security, as the case may be, that is at least 5% in excess of the price or value per Voting Share or Convertible Security offered under the Lock-Up Bid.

        (al) "PERSON" means any individual, firm, partnership, association, trust, trustee, executor, administrator, legal or personal representative, government, governmental body, entity or authority, group, body corporate, corporation, unincorporated organization or association, syndicate, joint venture or any other entity, whether or not having legal personality, and any of the foregoing in any derivative, representative or fiduciary capacity, and pronouns have a similar extended meaning.

        (am) "RECORD TIME" means 5:00 p.m. (Toronto time) on February 25, 2000.

        (an) "REDEMPTION PRICE" has the meaning ascribed thereto in Section 5.1(a).

        (ao) "REGULAR PERIODIC CASH DIVIDENDS" means cash dividends paid at regular intervals in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greatest of

               (i) 200% of the aggregate amount of cash dividends declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year, and

               (ii) 100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year.

        (ap) "RIGHT" means a right issued pursuant to this Agreement.

        (aq) "RIGHTS CERTIFICATE" has the meaning ascribed thereto in Section 2.4(a).

        (ar) "RIGHTS REGISTER" has the meaning ascribed thereto in Section 2.14.

        (as) "SECURITIES ACT (BRITISH COLUMBIA)" means the Securities Act, R.S.B.C. 1996, c.418, as amended, and the regulations, rules, policies and notices thereunder, and any comparable or successor laws, regulations, rules, policies or notices thereto.

        (at) "SECURITIES ACT (ONTARIO)" means the Securities Act, R.S.O. 1990,
        c. S.5, as amended, and the regulations, rules, policies, and notices thereunder, and any comparable or successor laws, regulations, rules, policies or notices thereto.

        (au) "SEPARATION TIME" means the close of business (Vancouver Time) on the 10th Trading Day after the earlier of

               (i) the Stock Acquisition Date,

               (ii) the date of the commencement of, or first public announcement of the intent of any person (other than the Corporation or any Subsidiary of the Corporation) to commence, a Take-over Bid (other than a Permitted Bid or Competing Permitted
               Bid), and

               (iii) the date upon which a Permitted Bid or Competing Permitted Bid ceases to be such,

        or such later date as may be determined by the Board of Directors provided that, if any such Take-over Bid expires, is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid will be deemed, for the purposes of this definition, never to have been made and provided further that if the Board of Directors determines pursuant to Section 5.1(b), Section 5.1(c) or Section 5.1(d) to waive the application of Section 3.1 to a Flip-in Event, the Separation Time in respect of such Flip-in Event will be deemed never to have occurred.

        (av) "STOCK ACQUISITION DATE" means the first date of public announcement (which, for purposes of this definition, will include, without limitation, a report filed pursuant to Section 101 of the Securities Act (Ontario) or Section 111 of the Securities Act (British Columbia) or Section 13(d) under the 1934 Exchange Act) by the Corporation or an Offeror or Acquiring Person, that a Person has become an Acquiring Person.

        (aw) "SUBSIDIARY": a corporation will be deemed to be a Subsidiary of another corporation if:

               (i)    it is controlled by:

                      (A)    that other; or

                      (B) that other and one or more corporations each of which is controlled by that other; or

                      (C) two or more corporations each of which is controlled by that other; or

               (ii) it is a Subsidiary of a corporation that is that other's Subsidiary.

        (ax) "TAKE-OVER BID" means an Offer to Acquire Voting Shares or Convertible Securities where the Voting Shares subject to the Offer to Acquire, together with the Voting Shares into which the Convertible Securities are convertible, exchangeable or exercisable, and the Offeror's Securities, constitute in the aggregate 20% or more of the outstanding Voting Shares at the date of the Offer to Acquire.

        (ay) "TERMINATION TIME" means the time at which the right to exercise Rights will terminate pursuant to Section 5.1(a) and Section 5.1(e).

        (az) "TRADING DAY", when used with respect to any securities, means a day on which the principal Canadian stock exchange or American stock exchange or market on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any Canadian stock exchange or American stock exchange or market, a Business Day.

        (ba) "U.S. - CANADIAN EXCHANGE RATE" means on any date:

               (i) if on such date the Bank of Canada sets an average noon spot rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and

               (ii) in any other case, the rate for such date for the conversion of one United States dollar into Canadian dollars which is calculated in the manner which will be determined by the Board of Directors from time to time acting in good faith.

        (bb) "VOTING SHARES" means the Common Shares and any other shares in the capital of the Corporation entitled to vote generally in the election of all directors of the Corporation.

CURRENCY

1.2 All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.

HEADINGS

1.3 The division of this Agreement into Articles, Sections, Subsections, Clauses and Subclauses and the insertion of headings, subheadings and a table of contents are for convenience of reference only and will not affect the construction or interpretation of this Agreement.

NUMBER AND GENDER

1.4 Wherever the context so requires, terms used herein importing the singular number only will include the plural and vice-versa and words importing only one gender will include all others.

ACTING JOINTLY OR IN CONCERT

1.5 For the purposes of this Agreement, a Person will be deemed to be acting jointly or in concert with every Person who is a party to an agreement, commitment or understanding, whether formal or informal, with the first Person or any Associate or Affiliate of such Person for the purpose of acquiring or making an Offer to Acquire Voting Shares of the Corporation (other than customary agreements with and between underwriters or banking group members or selling group members with respect to a distribution of securities or to a pledge of securities in the ordinary course of business).

STATUTORY REFERENCES

1.6 Unless the context otherwise requires or except as expressly provided herein, any reference herein to a specific part, section, subsection, clause or rule of any statute or regulation will be deemed to refer to the same as it may be amended, re-enacted or replaced or, if repealed and there will be no replacement therefor, to the same as it is in effect on the date of this Agreement.

HOLDER

1.7 As used in this Agreement, unless the context otherwise requires, the term "holder" when used with reference to Rights, means the registered holder of such Rights or, prior to the Separation Time, the associated Voting Shares.

CALCULATION OF VOTING SHARE PERCENTAGE

1.8 For purposes of this Agreement, the percentage of Voting Shares Beneficially Owned by any Person, will be and be deemed to be the product of 100 and the number of which the numerator is the number of votes for the election of all directors generally attaching to the Voting Shares and Convertible Securities Beneficially Owned by such Person and the denominator of which is the number of votes for the election of all directors generally attaching to all outstanding Voting Shares and Convertible Securities. Where any Person is deemed to Beneficially Own unissued Voting Shares, such Voting Shares will be deemed to be issued and outstanding for the purpose of calculating the percentage of Voting Shares Beneficially Owned by such Person.

INTERPRETATION

1.9 For the purposes of this Agreement, except as otherwise expressly provided herein:

        (a) the symbol Section followed by a number or some combination of numbers and letters refers to the section, paragraph, subparagraph, clause or subclause of this Agreement so designated,

        (b) the word "or" is not exclusive and the word "including" is not limiting (whether or not non-limiting language such as "without limitation" or "but not limited to" or other words of similar import is used with reference thereto); and

        (c) a reference to a corporate entity includes and is also a reference to any corporate entity that is a successor to such entity.


                             ARTICLE 2 - THE RIGHTS

LEGEND ON VOTING SHARE CERTIFICATES

2.1 Certificates:

        (a) issued for Voting Shares after the Record Time but prior to the close of business on the earlier of the Separation Time and the Expiration Time will evidence one Right for each Common Share represented thereby and will have impressed on, printed on, written on or otherwise affixed to them, a legend in substantially the following form:

               "Until the Separation Time (as defined in the Rights Plan referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Shareholder Rights Plan Agreement, dated as of February 25, 2000 (the "RIGHTS PLAN"), between Glamis Gold Ltd. (the "CORPORATION") and The Montreal Trust Company of Canada, as rights agent (the "RIGHTS AGENT"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive office of the Corporation. Under certain circumstances, as set forth in the Rights Plan, such Rights may be amended or redeemed, may expire, may become null and void (if, in certain cases, they are issued to or "BENEFICIALLY OWNED" by any Person who is, was or becomes an "ACQUIRING PERSON", as such terms are defined in the Rights Plan, whether currently held by or on behalf of such Person or any subsequent holder) or may be evidenced by separate certificates and may no longer be evidenced by this certificate.

               The Corporation will mail or arrange for the mailing of a copy of the Rights Plan to the holder of this certificate without charge upon receipt of a written request therefor."

        and

        (b) representing Common Shares that are issued and outstanding at the Record Time will evidence one Right for each Common Share evidenced thereby notwithstanding the absence of the foregoing legend until the earlier of the Separation Time and the Expiration Time.

INITIAL EXERCISE PRICE

2.2 Subject to adjustment as herein set forth and subject to Section 3.1, each Right, save and except those held by the Corporation and any of its Subsidiaries which will be void, will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price as at the Business Day immediately preceding the date of exercise of the Right, one Common Share.

RIGHTS NOT EXERCISABLE UNTIL SEPARATION TIME

2.3 Until the Separation Time:

        (a) the Rights will not be exercisable, and

        (b) for administrative purposes each Right will be evidenced by the certificates for the associated Voting Shares registered in the names of the holders thereof (which certificates will also be deemed to be Rights Certificates) and will be transferable only together with, and will be transferred by a transfer of, such associated Voting Shares.

MAILING OF RIGHTS CERTIFICATES AND DISCLOSURE STATEMENT

2.4 From and after the Separation Time and prior to the Expiration Time, the Rights may be exercised, and will be registered and transferable independently of Voting Shares. Promptly following the Separation Time, the Corporation will prepare and the Rights Agent will mail to each holder of record of Rights as of the Separation Time (other than an Acquiring Person, any other Person whose Rights are or become void pursuant to the provisions of Section 3.2 and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights) at such holder's address as shown by the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose),

        (a) a certificate (a "RIGHTS CERTIFICATE") in substantially the form of Exhibit A hereto appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule, regulation or judicial or administrative order or with any rule or regulation made pursuant thereto or with any rule or regulation of any self-regulatory organization, stock exchange or quotation system on which the Rights may from time to time be listed or traded, or to conform to usage, and

        (b) a disclosure statement describing the Rights, provided that a nominee will be sent the materials provided for in this Section
2.4 in respect of all Voting Shares held of record by it which are not Beneficially Owned by an Acquiring Person. In order for the Corporation to determine whether any Person is holding Voting Shares which are Beneficially Owned by another Person, the Corporation may require such first mentioned Person to furnish it with such information and documentation as the Corporation considers advisable.

EXERCISE OF RIGHTS

2.5 Rights may be exercised in whole at any time or in part from time to time on any Business Day (or other day that is not a bank holiday at the place of exercise) after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent, at its office in the City of Vancouver, British Columbia, Canada or at any other office of the Rights Agent or any Co-Rights Agent in the cities specified in the Rights Certificate or designated from time to time for that purpose by the Corporation after consultation with the Rights
Agent:

        (a) the Rights Certificate evidencing such Rights with an Election to Exercise (an "ELECTION TO EXERCISE") substantially in the form attached to the Rights Certificate, appropriately completed and duly executed by the holder or his executors or administrators or other personal representatives or his legal attorney duly appointed by instrument in writing in form and executed in a manner satisfactory to the Rights Agent; and

        (b) payment by certified cheque or money order payable to the order of the Corporation, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the issuance, transfer or delivery of Rights Certificates or the issuance, transfer or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

DUTIES OF RIGHTS AGENT UPON RECEIPT OF ELECTION TO EXERCISE

2.6 Upon receipt of a Rights Certificate, which is accompanied by a completed Election to Exercise that does not indicate that such Right is null and void as provided by Section 3.2, and payment as set forth in Section 2.5(b), the Rights Agent (unless otherwise instructed by the Corporation) will thereupon promptly:

        (a) requisition from the transfer agent for the Common Shares certificates representing the number of Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agent to comply with all such requisitions);

        (b) when appropriate, requisition from the Corporation the amount of cash to be paid in lieu of issuing fractional Common Shares;

        (c) after receipt of such certificates, deliver the same to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such registered holder;

        (d) when appropriate, after receipt, deliver such cash (less any amounts required to be withheld) to or to the order of the registered holder of the Rights Certificate; and

        (e) tender to the Corporation all payments received on exercise of the Rights.

PARTIAL EXERCISE OF RIGHTS

2.7 In case the holder of any Rights exercises less than all of the Rights evidenced by such holder's Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder's duly authorized assigns.

DUTIES OF THE CORPORATION

2.8 The Corporation covenants and agrees that it will:

        (a) take all reasonable action as may be necessary on its part and within its power to ensure that all Common Shares or other securities delivered upon exercise of Rights will, at the time of delivery of the certificates for such shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered and fully paid and non-assessable;

        (b) take all reasonable action as may be necessary on its part and within its power to comply with any applicable requirements of the Company Act, the Securities Act (British Columbia), the Securities Act (Ontario), and any applicable comparable securities legislation of each of the other provinces of Canada, the 1933 Securities Act, the 1934 Exchange Act and any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights Certificates and the issuance of any Common Shares or other securities upon exercise of Rights. The Corporation may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file any securities disclosure documents required by securities legislation in respect of the issuance and delivery of the Rights Certificates and the issuance of any Common Shares or other securities upon exercise of Rights. Upon such suspension, the Corporation will issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. Notwithstanding any such provision of this Agreement to the contrary, the Rights will not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction has been obtained;

        (c) use its reasonable efforts to cause, from and after such time as the Rights become exercisable, all Common Shares which may be issued upon the exercise thereof, to be listed on the principal stock exchanges on which the Common Shares are traded;

        (d) cause to be reserved and kept available out of its authorized and unissued Common Shares, the number of Common Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding Rights; and

        (e) pay when due and payable any and all Canadian and, if applicable, United States, federal, provincial and state transfer taxes and charges (not including any income or capital taxes of the holder or exercising holder or any liability of the Corporation to withhold tax) which may be payable in respect of the original issuance or delivery of the Rights Certificates, provided that the Corporation will not be required to pay any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for shares or other securities in a name other than that of the registered holder of the Rights being transferred or exercised.

ADJUSTMENTS TO EXERCISE PRICE; NUMBER OF RIGHTS

2.9 The Exercise Price, the number and kind of Common Shares or other securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this
Section 2.9:

        (a)    if the Corporation at any time after the Record Time,

               (i) declares or pays a dividend on the Common Shares payable in Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other securities) other than the issue of Common Shares or such exchangeable or convertible securities to holders of Common Shares in lieu of but not in an amount which exceeds the value of regular periodic cash dividends;

               (ii) subdivides or changes the Common Shares into a greater number of Common Shares;

               (iii) combines or changes the Common Shares into a smaller number of Common Shares or;

               (iv) issues any Common Shares (or other securities exchangeable for or convertible into or giving a right to acquire Common Shares or other securities) in respect of, in lieu of or in exchange for existing Common Shares in a reclassification or redesignation of Common Shares, an amalgamation or statutory arrangement, the Exercise Price and the number of Rights outstanding, or, if the payment or effective date therefor will occur after the Separation Time, the securities purchasable upon exercise of Rights will be adjusted in the manner set forth below. If an event occurs which would require an adjustment under both this Section 2.9 and Section 3.1, the adjustment provided for in this Section 2.9 will be in addition to, and will be made prior to, any adjustment required under Section 3.1.

        If the Exercise Price and number of Rights are to be adjusted,

                      (A) the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other capital stock of the Corporation) (the "Expansion Factor") that a holder of one Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter as a result thereof (assuming the exercise of all such exchange or conversion rights, if any), and

                      (B) each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be distributed among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the shares issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share (or other capital stock) will have exactly one Right associated with it.

        If the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment will be the securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change, consolidation or issuance would hold immediately thereafter as a result thereof. To the extent that any such rights of exchange, conversion or acquisition are not exercised prior to the expiration thereof, the Exercise Price will be readjusted to the Exercise Price which would then be in effect based upon the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights. If after the Record Time and prior to the Expiration Time the Corporation issues any shares of its authorized capital other than Common Shares in a transaction of a type described in Section 2.9(a)(i) and Section 2.9(a)(iv), such shares will be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Corporation and the Rights Agent agree to amend this Agreement in order to effect such treatment.

        If the Corporation, at any time after the Record Time and prior to the Separation Time, issues any Common Shares otherwise than in a transaction referred to in this Section 2.9(a), each Common Share so issued will automatically have one new Right associated with it, which Right will be evidenced by the certificate representing such share;

        (b) if at any time after the Record Time and prior to the Separation Time the Corporation fixes a record date for the issuance of rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares (or shares having the same rights, privileges and preferences as Common Shares ("EQUIVALENT COMMON shares")) or securities convertible into or exchangeable for or carrying a right to purchase Common Shares or equivalent common shares, at a price per Common Share or per equivalent common share (or having a conversion price or exchange price or exercise price per share, if a security convertible into or exchangeable for or carrying a right to purchase Common Shares or equivalent common shares) less than 90% of the Market Price per Common Share on such record date, the Exercise Price will be adjusted as follows:

               (i) the Exercise Price to be in effect after such record date will equal the Exercise Price in effect immediately prior to such record date multiplied by a fraction, the numerator of which will be the number of Common Shares outstanding on such record date, plus the number of Common Shares that the aggregate offering price of the total number of Common Shares and/or equivalent common shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the convertible or exchangeable securities or rights so to be offered, including the price required to be paid to purchase such convertible or exchangeable securities or rights so to be offered) would purchase at such Market Price per Common Share, and the denominator of which will be the number of Common Shares outstanding on such record date, plus the number of additional Common Shares and/or equivalent common shares to be offered for subscription or purchase (or into which the convertible or exchangeable securities are initially convertible, exchangeable or exercisable);

               (ii) if the Exercise Price may be paid by delivery of consideration, part or all of which is in a form other than cash, the value of such non-cash consideration will be as determined by the Board of Directors, whose determination will be described in a certificate filed with the Rights Agent and will be binding on the Rights Agent and the holders of the Rights; and

               (iii) such adjustment will be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Exercise Price will be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

        For purposes of this Agreement, the granting of the right to purchase Common Shares (or equivalent common shares) (whether from treasury shares or otherwise) pursuant to any dividend or interest reinvestment plan and/or any Common Share purchase plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and/or the investment of periodic optional payments and/or employee benefit, stock option or similar plans (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants) will not be deemed to constitute an issue of rights, options or warrants by the Corporation; provided, however, that, in the case of any dividend or interest reinvestment plan, the right to purchase Common Shares (or equivalent common shares) must be at a price per share of not less than 90% of the current market price per share (determined as provided in such plans) of the Common Shares;

        (c) if after the Record Time and prior to the Separation Time the Corporation fixes a record date for a distribution to all holders of Common Shares (including any such distribution made in connection with a merger, amalgamation, arrangement, plan, compromise or reorganization in which the Corporation is the continuing or successor corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend or a regular periodic cash dividend paid in Common Shares, but including any dividend payable in securities other than Common Shares), assets or subscription rights, options or warrants (excluding those referred to in Section 2.9(b)), the Exercise Price will be adjusted as follows:

               (i) the Exercise Price to be in effect after such record date will be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which will be the Market Price per Common Share on such record date, less the fair market value (as determined by the Board of Directors, whose determination will be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights, options or warrants applicable to a Common Share and the denominator of which will be such Market Price per Common Share; and

               (ii) such adjustments will be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Exercise Price will be adjusted to be the Exercise Price which would have been in effect if such record date had not been fixed;

        (d) notwithstanding anything herein to the contrary, no adjustment in the Exercise Price will be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by reason of this Section 2.9(d) are not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2.9 will be made to the nearest cent or to the nearest one-hundredth of a Common Share or other share, as the case may be. Notwithstanding the first sentence of this Section 2.9(d), any adjustment required by this
        Section 2.9 will be made no later than the earlier of (A) 3 years from the date of the transaction which mandates such adjustment or (B) the Expiration Time;

        (e) each adjustment made pursuant to this Section 2.9 will be made as of:

               (i) the payment or effective date for the applicable dividend, subdivision, change, consolidation or issuance in the case of an adjustment made pursuant to Section 2.9(a), and

               (ii) the record date for the applicable dividend or distribution, in the case of an adjustment made pursuant to Section 2.9(b) or
               Section 2.9(c);

        (f) if the Corporation, at any time after the Record Time and prior to the Expiration Time, issues any shares of capital stock (other than Common Shares), or rights or warrants to subscribe for or purchase any such capital stock, or securities convertible into or exchangeable for any such capital stock, in a transaction referred to in Section 2.9(a)(i) or Section 2.9(a)(iv) and, if the Board of Directors determines that the adjustments contemplated by Section 2.9(a), Section 2.9(b) and Section 2.9(c) in connection with such transaction will not appropriately protect the interests of the holders of Rights, the Board of Directors may determine what other adjustments to the Exercise Price, number of Rights and/or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding Section 2.9(a), Section 2.9(b) and Section 2.9(c), such adjustments, rather than the adjustments contemplated by Section 2.9(a), Section 2.9(b) and Section 2.9(c), will be made. The Corporation and the Rights Agent will amend this Agreement as appropriate to provide for such adjustments;

        (g) each Right originally issued by the Corporation subsequent to any adjustment made to the Exercise Price hereunder will evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of such Right, all subject to further adjustment as provided herein;

        (h) unless the Corporation has exercised its election as provided in
        Section 2.9(i), upon each adjustment of the Exercise Price as a result of the calculations made in Section 2.9(b) and Section 2.9(c), each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares (calculated to the nearest one ten-thousandth) obtained by (A) multiplying (x) the number of shares purchasable upon exercise of a Right immediately prior to this adjustment by (y) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price, and (B) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price;

        (i) the Corporation may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights will be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights will become that number of Rights (calculated to the nearest one ten-thousandth) obtained by multiplying it by a fraction, the numerator of which is the Exercise Price in effect immediately prior to adjustment of the Exercise Price and the denominator of which is the Exercise Price in effect immediately after adjustment of the Exercise Price. The Corporation will make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if Rights Certificates have been issued, will be at least 10 days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 2.9(i), the Corporation will, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 5.8, the additional Rights to which such holders will be entitled as a result of such adjustment, or, at the option of the Corporation, will cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, new Rights Certificates evidencing all the Rights to which such holders will be entitled after such adjustment. Rights Certificates so to be distributed will be issued, executed and countersigned in the manner provided for herein and may bear, at the option of the Corporation, the adjusted Exercise Price and will be registered in the names of the holders of record of Rights Certificates on the record date for the adjustment specified in the public announcement;

        (j) irrespective of any adjustment or change in the Exercise Price or the securities purchasable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per share and the number of Common Shares or other securities which were expressed in the initial Rights Certificates issued hereunder;

        (k) in any case in which this Section 2.9 requires that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance, to the holder of any Right exercised after such record date, of the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Corporation will deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

        (l) notwithstanding anything in this Section 2.9 to the contrary, the Corporation will be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this
        Section 2.9, as and to the extent that the Board of Directors determines to be advisable in order that any

               (i)    consolidation or subdivision of the Common Shares,

               (ii) issuance of any Common Shares at less than the Market Price,

               (iii) issuance of securities convertible into or exchangeable for Common Shares,

               (iv)   stock dividends or

               (v)    issuance of rights, options or warrants,

        referred to in this Section 2.9 hereafter made by the Corporation to holders of its Common Shares, will not be taxable to such shareholders;

        (m) whenever an adjustment to the Exercise Price or a change in the securities purchasable upon the exercise of Rights is made pursuant to this Section 2.9, the Corporation will promptly:

               (i) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment;

               (ii) file with the Rights Agent and with each transfer agent for the Common Shares, a copy of such certificate; and

               (iii) cause notice of the particulars of such adjustment or change to be given to the holders of the Rights.

        Failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, will not affect the validity of any such adjustment or change.

DATE ON WHICH EXERCISE IS EFFECTIVE

2.10 Each Person in whose name any certificate for Common Shares is issued upon the exercise of Rights, will for all purposes be deemed to have become the holder of record of the Common Shares represented thereby on, and such certificate will be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising holder hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Corporation are closed, such Person will be deemed to have become the record holder of such shares on, and such certificate will be dated, the next succeeding Business Day on which the Common Share transfer books of the Corporation are open or on which such suspension is no longer effective.

EXECUTION OF RIGHTS CERTIFICATES

2.11 The Rights Certificates will be executed on behalf of the Corporation by its President or any of its senior officers, together with its Secretary or Assistant Secretary. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation will bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

AUTHENTICATION OF RIGHTS CERTIFICATES

2.12 Promptly after the Corporation learns of the Separation Time, the Corporation will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by the Corporation to the Rights Agent for countersignature, and the Rights Agent will countersign (manually or by facsimile signature in a manner satisfactory to the Corporation) and send such Rights Certificates to the holders of the Rights pursuant to Section 2.4. No Rights Certificate will be valid for any purpose until countersigned by the Rights Agent as aforesaid.

DATING OF RIGHTS CERTIFICATES

2.13 Each Rights Certificate will be dated the date of countersignature thereof.

REGISTER OF RIGHTS

2.14 The Corporation will cause to be kept a register (the "RIGHTS REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed "Rights Registrar" for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided. In the event that the Rights Agent will cease to be the

Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

TRANSFERS AND EXCHANGES

2.15 After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate and subject to the provisions of Section 2.15(c) and the other provisions of this Agreement:

        (a) the Corporation will execute and the Rights Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees as required pursuant to the holder's instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered;

        (b) all Rights issued upon any registration of transfer or exchange of Rights Certificates will be the valid obligations of the Corporation, and such Rights will be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange; and

        (c) every Rights Certificate surrendered for registration of transfer or exchange will be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder's attorney duly authorized in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.15, the Corporation or the Rights Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and the Corporation may require payment of a sum sufficient to cover any other expenses (including the fees and expenses of the Rights Agent) in connection therewith.

MUTILATED RIGHTS CERTIFICATES

2.16 If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation will execute and the Rights Agent will manually countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

DESTROYED, LOST AND STOLEN RIGHTS CERTIFICATES

2.17 If the Corporation and the Rights Agent receive, prior to the Expiration
Time:

        (a) evidence to their reasonable satisfaction of the destruction, loss or theft of any Rights Certificate; and

        (b) such indemnity or other security as may be required by them to save each of them and any of their agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation will execute and upon its request the Rights Agent will countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights

        Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.

REPLACEMENT FEE

2.18 As a condition to the issuance of any new Rights Certificate under Section 2.17, the Corporation or the Rights Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and the Corporation may require payment of a sum sufficient to cover any other expenses (including the fees and expenses of the Rights Agent) in connection therewith.

VALIDITY OF REPLACEMENT RIGHTS CERTIFICATES

2.19 Every new Rights Certificate issued pursuant to Section 2.17 in lieu of any destroyed, lost or stolen Rights Certificate will evidence an original additional contractual obligation of the Corporation, whether or not the destroyed lost or stolen Rights Certificate will be at any time enforceable by anyone, and the holder thereof will be entitled to all the benefits of this Agreement equally and proportionately with any and all other holders of Rights duly issued by the Corporation.

PERSONS DEEMED OWNERS

2.20 Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent will be entitled to deem and treat the person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever. As used in this Agreement, unless the context otherwise requires, the term "holder" of any Rights will mean the registered holder of such Rights (or, prior to the Separation Time, the associated Voting Shares).

DELIVERY AND CANCELLATION OF RIGHTS CERTIFICATES

2.21 All Rights Certificates surrendered upon exercise or for redemption, registration of transfer or exchange will, if surrendered to any person other than the Rights Agent, be delivered to the Rights Agent and, in any case, will be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered will be promptly cancelled by the Rights Agent. No Rights Certificate will be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this
Section 2.21 except as expressly permitted by this Agreement. The Rights Agent will destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation.

AGREEMENT OF RIGHTS HOLDERS

2.22 Every holder of Rights, by accepting the same, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights:

        (a) to be bound by and subject to the provisions of this Agreement, as amended or supplemented from time to time in accordance with the terms hereof, in respect of all Rights held;

        (b) that prior to the Separation Time each Right will be transferable only together with, and will be transferred by a transfer of, the Common Share certificate representing such Right;

        (c) that after the Separation Time, the Rights Certificates will be transferable only on the Rights Register as provided herein;

        (d) that prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Common Share certificate) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent will be entitled to deem and treat the person in whose name the Rights Certificate (or prior to the Separation Time, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Common Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent will be affected by any notice to the contrary;

        (e) that such holder of Rights has waived his or her right to receive any fractional Rights or any fractional shares upon exercise of Right; and

        (f) that this Agreement may be supplemented or amended from time to time pursuant to and as provided herein upon the sole authority of the Board of Directors without the approval of any holder of Rights.

RIGHTS CERTIFICATE HOLDER NOT DEEMED A SHAREHOLDER

2.23 No holder, as such, of any Rights or Rights Certificate will be entitled to vote, receive dividends or be deemed for any purpose whatsoever the holder of any Common Share or any other share or security of the Corporation which may at any time be issuable on the exercise of the Rights represented thereby, nor will anything contained herein or in any Rights Certificate be construed or deemed to confer upon the holder of any Right or Rights Certificate, as such, any of the rights, titles, benefits or privileges of a holder of Common Shares or any other shares or securities of the Corporation or any right to vote at any meeting of shareholders of the Corporation whether for the election of directors or otherwise or upon any matter submitted to holders of shares of the Corporation at any meeting thereof, or to give or withhold consent to any action of the Corporation, or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares or securities of the Corporation except as expressly provided herein, or to receive dividends, distributions or subscription rights, or otherwise, until the Right or Rights evidenced by Rights Certificates will have been duly exercised in accordance with the terms and provisions hereof.

                      ARTICLE 3 - ADJUSTMENTS TO THE RIGHTS
                      IN THE EVENT OF CERTAIN TRANSACTIONS

FLIP-IN EVENT

3.1 Subject to adjustment pursuant to Article 2 and the redemption and waiver provisions of Section 5.1 and except as provided below, if prior to the Expiration Time a Flip-in Event occurs, each Right will thereafter constitute, effective at the Close of Business on the 10th Business Day after the relevant Stock Acquisition Date, the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares of the Corporation having an aggregate Market Price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.9 in the event that, after such date of consummation or occurrence, an event of a type analogous to any of the events described in
Section 2.9 occurs with respect to such Common Shares).

CANCELLATION OF RIGHTS HELD BY AN ACQUIRING PARTY

3.2 Notwithstanding anything in this Agreement to the contrary, upon the occurrence of a Flip-In Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time and the Stock Acquisition Date by:

        (a) an Acquiring Person (or any Person acting jointly or in concert with an Acquiring Person or with an Affiliate or Associate of an Acquiring Person); or

        (b) a direct or indirect transferee of, or other successor in title to, such Rights (a "Transferee"), who becomes a Transferee concurrently with or subsequent to the Acquiring Person becoming an Acquiring Person, in a transfer, whether or not for consideration, that the Board of Directors has determined is part of a plan, understanding or scheme of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person or any Person acting jointly or in concert with an Acquiring Person or an Affiliate or Associate of an Acquiring Person) that has the purpose or effect of avoiding the provisions of this Section 3.2;

will thereupon become and be void and any holder of such Rights (including any Transferee) will thereafter have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent, or any Co-Rights Agent, upon exercise or for registration of transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not void under this Section 3.2 will be deemed to be an Acquiring Person for the purposes of this Section 3.2 and such rights will be null and void.

LEGEND ON RIGHTS CERTIFICATES TRANSFERRED BY AN ACQUIRING PARTY

3.3 Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either clauses Section (a) or (b) of Section 3.2 or transferred to any nominee of any such Person, and any Rights Certificate issued upon the transfer, exchange or replacement of any other Rights Certificate referred to in this sentence will contain the following legend:

        "The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) or was acting jointly or in concert with any of them. This Rights Certificate and the Rights represented hereby will become void in the circumstances specified in Section 3.2 of the Rights Agreement."

provided, however, that the Rights Agent will not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but will be required to impose such legend only if instructed to do so by the Corporation or if a holder fails to certify upon transfer or exchange in the space provided on the Rights Certificate that such holder is not an Acquiring Person or an Affiliate or Associate thereof or acting jointly or in concert with any of them.


                          ARTICLE 4 - THE RIGHTS AGENT

APPOINTMENT OF RIGHTS AGENT

4.1 The Corporation hereby appoints the Rights Agent to act as agent for the Corporation in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint such co-Rights Agents as it may deem necessary or desirable. If the Corporation appoints one or more co-Rights Agents, the respective duties of the Rights Agents and co-Rights Agents will be as the Corporation may determine. The Corporation agrees to pay the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Corporation also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense incurred that is not the result of negligence, bad faith or wilful misconduct on the part of any one or all of the Rights Agent, its officers, employees or other representatives, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability, which right to indemnification will survive the termination of this Agreement or the resignation or removal of the Rights Agent.

PROTECTION OF RIGHTS AGENT

4.2 The Rights Agent will be protected from and will incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any certificate for Voting Shares or any Rights Certificate or certificate for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

RIGHTS AGENT TO BE KEPT INFORMED

4.3 The Corporation will inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and, at any time upon written request, will provide to the Rights Agent an incumbency certificate certifying the then current officers of the Corporation.

MERGER OR AMALGAMATION OR CHANGE OF NAME OF RIGHTS AGENT

4.4 Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation, statutory arrangement or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.7. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

COUNTERSIGING OF RIGHTS CERTIFICATES

4.5 In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

DUTIES OF RIGHTS AGENT

4.6 The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, to all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, will be bound:

        (a) the Rights Agent may consult with legal counsel (who may be legal counsel for the Corporation) and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted to be taken by it in good faith and in accordance with such opinion;

        (b) whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proven and established by a certificate signed by a person believed by the Rights Agent to be the Chairman of the Board, the President or any Vice-President, the Treasurer or the Secretary of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate;

        (c) the Rights Agent will be liable hereunder only for events which are the result of its own negligence, bad faith or wilful misconduct and that of its officers, employees and other representatives;

        (d) the Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Voting Shares or the Rights Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and will be deemed to have been made by the Corporation only;

        (e) the Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Common Share certificate or Rights Certificate (except its countersignature thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 3.2) or any adjustment required under the provisions of Section 2.9 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.9 describing any such adjustment); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to whether any Common Shares will, when issued, be duly and validly authorized, executed, issued and delivered or fully paid and non-assessable;

        (f) the Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged, and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement;

        (g) the Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chairman of the Board, President, any Vice-President, Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Corporation and to apply to such persons for advice or instructions in connection with its duties, and it will not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such person;

        (h) the Rights Agent and any shareholder or stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein will preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity; and

        (i) the Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, omission, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

CHANGE OF RIGHTS AGENT

4.7 The Rights Agent may resign and be discharged from its duties under this Agreement upon 90 days' notice (or such lesser notice as is acceptable to the Corporation) in writing mailed to the Corporation and to each transfer agent of Voting Shares of the Corporation by registered or certified mail, and to the holders of the Rights in accordance with Section 5.11. The Corporation may remove the Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent and to each transfer agent of the Voting Shares of the Corporation by registered or certified mail and to the holders of the Rights in accordance with
Section 5.11. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 90 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder will, with such notice, submit such holder's Rights Certificate for inspection by the Corporation), the holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Corporation or by such a court, will be a corporation incorporated under the laws of Canada or a province thereof authorized to carry on the business of a trust company in Canada. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent, upon receiving from the Corporation payment in full of all amounts outstanding under this Agreement, will deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Voting Shares of the Corporation, and mail a notice thereof in writing to the holders of the Rights. The cost of giving any notice required under this Section 4.7 will be borne solely by the Corporation. Failure to give any notice provided for in this Section 4.7 however, or any defect therein, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.


                            ARTICLE 5 - MISCELLANEOUS

REDEMPTION AND WAIVER

5.1 The:

        (a) Board of Directors may, at any time prior to the occurrence of a Flip-in Event, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.9 if an event of the type described in Section 2.9 has occurred (such redemption price being herein referred to as the "Redemption Price");

        (b) Board of Directors may, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, if such Flip-in Event would occur by reason of an acquisition of Voting Shares otherwise than pursuant to a Take-over Bid made by means of a Take-over Bid circular to all holders of record of Voting Shares and otherwise than in the circumstances set forth in Section 5.1(d) with the prior approval of shareholders, waive the application of Section 3.1 to such Flip-in Event. In such event, the Board of Directors will extend the Separation Time to a date at least 10 Business Days subsequent to the meeting of shareholders called to approve such waiver.

        (c) Board of Directors may, prior to the occurrence of a Flip-in Event, and upon prior written notice delivered to the Rights Agent, determine to waive the application of Section 3.1 to a Flip-in Event which may occur by reason of a Take-over Bid made by means of a take-over bid circular to all holders of record of Voting Shares; provided that if the Board of Directors waives the application of Section 3.1 to a particular Flip-in Event pursuant to this Section 5.1(c), the Board of Directors will be deemed to have waived the application of Section 3.1 to any other Flip-in Event occurring by reason of any Take-over Bid made by means of a take-over bid circular to all holders of record of Voting Shares prior to the expiry of any Take-over Bid (as the same may be extended from time to time) in respect of which a waiver is, or is deemed to have been, granted pursuant to this Section 5.1(c).

        (d) Board of Directors may, prior to the close of business on the 10th day following the Stock Acquisition Date, determine, upon prior written notice delivered to the Rights Agent, to waive or to agree to waive the application of Section 3.1 to a Flip-in Event, provided that both of the following conditions are satisfied:

               (i) the Board of Directors has determined that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that Person would become, an Acquiring Person; and

               (ii) such Acquiring Person has reduced its Beneficial Ownership of Voting Shares (or has entered into a contractual arrangement with the Corporation, acceptable to the Board of Directors, to do so within 30 days of the date on which such contractual arrangement is entered into) such that at the time the waiver becomes effective pursuant to this Section 5.1(d) it is no longer an Acquiring Person;

        and in the event of such a waiver, for the purposes of this Agreement, the Flip-in Event will be deemed never to have occurred;

        (e) Board of Directors will, if a Person acquires, pursuant to a Permitted Bid or a Competing Permitted Bid or pursuant to an Exempt Acquisition occurring under Section 5.1(c), more than 50% of the Outstanding Voting Shares other than Voting Shares Beneficially Owned at the date of such Permitted Bid, Competing Permitted Bid or Exempt Acquisition by such Person, and, notwithstanding the provisions of
        Section 5.1(a), immediately upon such acquisition and without further formality be deemed to have elected to redeem the Rights at the Redemption Price;

        (f) right to exercise the Rights will, if the Corporation is obligated under Section 5.1(e) to redeem the Rights, or if the Board of Directors elects under Section 5.1(a) or Section 5.1(h) to redeem the Rights, without further action and without notice, terminate and each Right will after redemption be null and void and the only right thereafter of the holders of Rights will be to receive the Redemption Price and no further Rights will be issued thereafter;

        (g) Corporation will, within 10 days after the Corporation is obligated under Section 5.1(e) to redeem the Rights, or if Section 5.1(a) is applicable within 10 Business Days after the Board of Directors determines to redeem the Rights, as applicable, give notice of redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last address as they appear upon the Rights Register or, prior to the Separation Time, on the registry books of the Transfer Agent for the Voting Shares. Any notice which is mailed in the manner herein provided will be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. The Corporation may not redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this
        Section 5.1 and other than in connection with the purchase of Voting Shares prior to the Separation Time; and

        (h) Board of Directors may, where a Take-over Bid that is not a Permitted Bid Acquisition is withdrawn or is otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, elect to redeem all the outstanding Rights at the Redemption Price and upon such redemption, all the provisions of this Agreement will continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Voting Shares as of the Separation Time had not been mailed to each such holder and for all purposes of this Agreement the Separation Time will be deemed not to have occurred.

EXPIRATION

5.2 No person will have any rights whatsoever pursuant to or arising out of this Agreement or in respect of any Right after the Expiration Time, except the Rights Agent as specified in Section 4.2.

ISSUANCE OF NEW RIGHT CERTIFICATES

5.3 Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of shares purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.

SUPPLEMENTS AND AMENDMENTS

5.4 The Corporation may:

        (a) Subject to Section 5.5, prior to the Annual Meeting of Shareholders of the Corporation to be held in the year 2000, supplement or amend this Agreement without the approval of any holder of Rights or Voting Shares in order to make any changes which the Board of Directors may deem necessary or desirable. Thereafter, the Corporation may from time to time supplement or amend this Agreement without the approval of any holders of Rights or Voting Shares to correct any clerical or typographical error or to maintain the validity of the Agreement as a result of a change in any applicable legislation or regulations thereunder, or to cure any ambiguity or to correct or supplement any provision contained herein which may be inconsistent with the intent of this Agreement or as otherwise specifically provided herein;

        (b) subject to Section 5.4(a), with the prior consent of the holders of the Voting Shares obtained as set forth below, at any time prior to the Separation Time amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Such consent will be deemed to have been given if provided by the holders of Voting Shares at a meeting of the holders of Voting Shares, which meeting will be called and held in compliance with applicable laws and regulatory requirements and the requirements in the articles and by-laws of the Corporation. Subject to compliance with any requirements imposed by the foregoing, consent will be deemed to have been given if the proposed amendment, variation or revision is approved by the affirmative vote of a majority of the votes cast by all holders of Voting Shares (other than any holder of Voting Shares who is an Offeror pursuant to a Take-over Bid that is not a Permitted Bid or Competing Permitted Bid with respect to all Voting Shares Beneficially Owned by such Person) represented in person or by proxy at the meeting; and

        (c) with the prior consent of the holders of Rights, at any time after the Separation Time and before the Expiration Time, amend, vary or rescind any of the provisions of this Agreement and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). Any approval of the holders of

        Rights will be deemed to have been given if the action requiring such approval is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof) will be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting will be those, as nearly as may be, which are provided in the Corporation's Articles and the Company Act with respect to a meeting of shareholders of the Corporation.

TIMING OF CERTAIN APPROVALS OF THE SHAREHOLDERS

5.5 Any supplements or amendments made by the Corporation to this Agreement pursuant to Section 5.4(a) which are required to maintain the validity of this Agreement as a result of any change in any applicable legislation or regulations thereunder or to correct or supplement any provision contained herein which may be inconsistent with the intent of this Agreement will:

        (a) if made before the Separation Time, be submitted to the shareholders of the Corporation at the next meeting of shareholders and the shareholders may, by the majority referred to in Section 5.4(b) confirm or reject such amendment; and

        (b) if made after the Separation Time, be submitted to the holders of Rights at a meeting to be called and held in accordance with the provisions of Section 5.4(c).

EFFECTIVE TIME OF SUPPLEMENTS AND AMENDMENTS

5.6 A supplement or amendment will be effective from the date of the resolution of the Board of Directors adopting such supplement or amendment until it is confirmed or rejected or until it ceases to be effective (as described in the next sentence) and, where such supplement or amendment is confirmed, it continues in effect in the form so confirmed. If such supplement or amendment is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such supplement or amendment will cease to be effective from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted or from and after the date of the meeting of holders of Rights that should have been but was not held, and no subsequent resolution of the Board of Directors to amend, vary or delete any provision of this Agreement to substantially the same effect will be effective until confirmed by the shareholders or holders of Rights, as the case may be.

APPROVALS OF AMENDMENTS BY RIGHTS AGENT

5.7 Notwithstanding anything in Section 5.4 to the contrary, no supplement or amendment will be made to the provisions of Article 4 except with the written concurrence of the Rights Agent to such supplement or amendment.

FRACTIONAL RIGHTS AND FRACTIONAL SHARES

5.8 The Corporation will not be required to issue fractions of:

        (a) Rights or to distribute Rights Certificates which evidence fractional Rights. Any such fractional Right will be null and void and the Corporation will not have any obligation or liability in respect thereof; and

        (b) Common Shares or other securities upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares or other securities. In lieu of issuing fractional Common Shares or other securities, the Corporation will pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price of one Common Share.

RIGHTS OF ACTION

5.9 Subject to the terms of this Agreement, all rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective registered holders of the Rights; and any registered holder of any Rights, without the consent of the Rights Agent or of the registered holder of any other Rights, may, on such holder's own behalf and for such holder's own benefit and the benefit of other holders of Rights enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce such holder's right to exercise such holder's Rights in the manner provided in such holder's Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to this Agreement.

NOTICE OF PROPOSED ACTIONS

5.10 If the Corporation proposes after the Separation Time and prior to the Expiration Time to effect the liquidation, dissolution or winding- up of the Corporation or the sale of all or substantially all of the Corporation's assets, the Corporation, in each such case, will give to each holder of a Right, in accordance with Section 5.11, a notice of such proposed action, which will specify the date on which such liquidation, dissolution, winding-up, or sale is to take place, and such notice will be so given at least 20 Business Days prior to the date of such proposed action.

NOTICES

5.11 Notices or demands authorized or required by this Agreement to be given or made:

        (a) by the Rights Agent or by the holder of any Rights to or on the Corporation will be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

               Glamis Gold Ltd.
               5190 Neil Road, Suite 310
               Reno, Nevada
               U.S.A.  89502

               Attention: Senior Vice-President Administration;

        (b) by the Corporation or by the holder of any Rights to or on the Rights Agent will be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Corporation) as follows:

               The Montreal Trust Company of Canada
               510 Burrard Street
               Vancouver, British Columbia
               V6C 3B9

               Attention: Assistant Vice-President, Client Services; and

        (c) by the Corporation or the Rights Agent to or on the holder of any Rights will be sufficiently given or made if delivered or sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as it appears upon the Rights Register or, prior to the Separation Time, on the registry books of the transfer agent for the Voting Shares. Any notice which is mailed in the manner herein provided will be deemed given, whether or not the holder receives the notice.

SUCCESSORS

5.12 All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent will bind and enure to the benefit of their respective successors and assigns hereunder.

BENEFITS OF THIS AGREEMENT

5.13 Nothing in this Agreement will be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; but this Agreement will be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.

GOVERNING LAW

5.14 This Agreement and each Right issued hereunder will be deemed to be a contract made under the laws of the Province of British Columbia and for all purposes will be governed by and construed in accordance with the laws of such province.

SEVERABILITY

5.15 If any Section, Subsection, Clause, Subclause, term or provision hereof or the application thereof to any circumstances or any right hereunder will, in any jurisdiction and to any extent, be invalid or unenforceable, such Section, Subsection, Clause, Subclause, term or provision or such right will be ineffective only in such jurisdiction and to the extent of such invalidity or unenforceability in such jurisdiction without invalidating or rendering unenforceable or ineffective the remaining Sections, Subsections, Clauses, Subclauses, terms and provisions hereof or rights hereunder in such jurisdiction or the application of such Section,

Subsection, Clause, Subclause, term or provision or rights hereunder in any other jurisdiction or to circumstances other than those as to which it is specifically held invalid or unenforceable.

EFFECTIVE DATE

5.16 This Agreement is effective and in full force and effect in accordance with its terms as of and from the Record Time. If this Agreement is not confirmed by a majority of the votes cast by the holders of Common Shares of the Corporation represented in person or by proxy at the Annual Meeting of Shareholders of the Corporation to be held in the year 2000 who vote in respect of confirmation of this Agreement at such meeting, then this Agreement and any then outstanding Rights will be of no further force and effect from the date of such Annual Meeting of Shareholders of the Corporation.

DETERMINATIONS AND ACTIONS BY THE BOARD OF DIRECTORS

5.17 The Board of Directors will have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Corporation as may be necessary or advisable in the administration of this Agreement. All actions, calculations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors, will not subject the Board of Directors or any director of the Corporation to any liability to the holders of the Rights.

RIGHTS OF BOARD, CORPORATION AND OFFEROR

5.18 Without limiting the generality of the foregoing, nothing contained herein will be construed to suggest or imply that the Board of Directors will not be entitled to recommend that holders of Voting Shares reject or accept any Take-over Bid or take any other action (including, without limitation, the commencement, prosecution, defence or settlement of any litigation and the submission of additional or alternative Take-over Bids or other proposals to the Shareholders of the Corporation) with respect to any Take-over Bid or otherwise that the Board of Directors believes is necessary or appropriate in the exercise of its fiduciary duties.

REGULATORY APPROVALS

5.19 Any obligation of the Corporation or action or event contemplated by this Agreement will be subject to the prior receipt of any requisite approval or consent from any governmental or regulatory authority including, without limiting the generality of the foregoing, any necessary approval of any securities regulatory authority or stock exchange.

DECLARATION AS TO NON-CANADIAN HOLDERS

5.20 If in the opinion of the Board of Directors (who may rely upon the advice of counsel) any action or event contemplated by this Agreement would require compliance with the securities laws or comparable legislation of a jurisdiction outside Canada, the Board of Directors may take such actions as it may deem appropriate to ensure such compliance. In no event will the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada or the United States in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.

TIME OF THE ESSENCE

5.21 Time will be of the essence in this Agreement.

EXECUTION IN COUNTERPARTS

5.22 This Agreement may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


GLAMIS GOLD LTD.


Per:    Signed:  "C. Kevin McArthur"
        ----------------------------------
        Authorized Signatory


THE MONTREAL TRUST COMPANY OF CANADA


Per:    Signed:  "June P. Glover"
        ----------------------------------
        Authorized Signatory


Per:    Signed:  "Anne Boisey"
        ----------------------------------
        Authorized Signatory

                                                                       EXHIBIT A

                          [FORM OF RIGHTS CERTIFICATE]

Certificate No. ____________                                  ___________ Rights

             THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE CORPORATION, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN Section 3.2 OF THE RIGHTS AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON, ANY PERSON ACTING JOINTLY OR IN CONCERT WITH AN ACQUIRING PERSON OR THEIR RESPECTIVE ASSOCIATES AND AFFILIATES (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND THEIR RESPECTIVE TRANSFEREES WILL BECOME VOID WITHOUT ANY FURTHER ACTION.

RIGHTS CERTIFICATE

This certifies that _______________ or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Shareholder Rights Plan Agreement dated as of the 25th day of February, 2000 (the "RIGHTS AGREEMENT") between Glamis Gold Ltd., a corporation formed under the Company Act (British Columbia) (the "CORPORATION"), and The Montreal Trust Company of Canada, a trust company incorporated under the laws of Canada, as rights agent (the "RIGHTS AGENT", which term will include any successor Rights Agent under the Rights Agreement) to purchase from the Corporation at any time after the Separation Time (as such term is defined in the Rights Agreement) and prior to the close of business on the date of the Corporation's Annual Meeting of Shareholders to be held in the year 2003 (or such earlier expiration time as is provided in the Rights Agreement) one fully paid and non-assessable Common Share of the Corporation (a "COMMON SHARE") (subject to adjustment as provided in the Rights Agreement) at the Exercise Price, upon presentation and surrender of this Rights Certificate together with the Form of Election to Exercise duly executed and submitted to the Rights Agent at its principal office in Vancouver. The Exercise Price will initially be $100.00 (Canadian) per Right and will be subject to adjustment or revision in certain events as provided in the Rights Agreement.

In certain circumstances described in the Rights Agreement, each Right evidenced hereby may entitle the registered holder thereof to purchase or receive assets, debt securities or other equity securities of the Corporation (or a combination thereof) all as provided in the Rights Agreement.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holders of the Rights. Copies of the Rights Agreement are on file at the registered head office of the Corporation and are available upon written request.

This Rights Certificate, with or without other Rights Certificates, upon surrender at any of the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing an aggregate number of Rights entitling the holder to purchase a like aggregate number of Common Shares as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate will be exercised in part, the registered holder will be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may be, and under certain circumstances are required to be, redeemed by the Corporation at a redemption price of $0.00001 per Right.

No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby.

No holder of this Rights Certificate, as such, will be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or of any other securities of the Corporation which may at any time be issuable upon the exercise hereof, nor will anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders of the Corporation at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders of the Corporation (except as expressly provided in the Rights Agreement), or to receive dividends, distributions or subscription rights, or otherwise until the Rights evidenced by this Rights Certificate will have been exercised as provided in the Rights Agreement.

This Rights Certificate will not be valid or obligatory for any purpose until it will have been manually countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Corporation.

Date _______________________________

GLAMIS GOLD LTD.

By _________________________________         By ____________________________

Countersigned

THE MONTREAL TRUST COMPANY OF CANADA
Transfer Agent and Registrar

By      ________________________________
        Authorized Signature

By      ________________________________
        Authorized Signature

                   (To be attached to each Rights Certificate)

                          FORM OF ELECTION TO EXERCISE

TO:  GLAMIS GOLD LTD.

The undersigned hereby irrevocably elects to exercise __________ whole Rights represented by the attached Rights Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such Shares be issued to:

                         -------------------------------
                                     (NAME)

                         -------------------------------
                                    (ADDRESS)

                         -------------------------------
                          (CITY AND STATE OR PROVINCE)

If such number of Rights will not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights will be registered in the name of and delivered to:

                         -------------------------------
                                     (NAME)

                         -------------------------------
                                    (ADDRESS)

                         -------------------------------
                          (CITY AND STATE OR PROVINCE)

      --------------------------------------------------------------------
           SOCIAL INSURANCE, SOCIAL SECURITY OR OTHER TAXPAYER NUMBER

Dated
     ----------------------
Signature Guaranteed
                             ---------------------------------------------------
                             Signature

                             (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signature must be guaranteed by a Canadian chartered bank, a Canadian trust company or a member of a recognized stock exchange or a member of the Transfer Association Medallion (Stamp) Program.

                  [THE FOLLOWING IS TO BE COMPLETED, IF TRUE:]

The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or any Person acting jointly or in consent with any of the foregoing or any Affiliate or Associate of such Person (as defined in the Rights Agreement).

                                   ---------------------------------------------
                                    Signature


                                     NOTICE

In the event the certification set forth in the Form of Election to Exercise is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and accordingly such Rights will be null and void.

                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such
               holder desires to transfer the Rights Certificate)

FOR VALUE RECEIVED  ____________________________________________________________

hereby sells, assigns and transfers unto _______________________________________


                 -----------------------------------------------
                  (Please print name and address of transferee)

the Rights represented by this Rights Certificate, together with all right, title and interest therein and does hereby irrevocably constitute and appoint ____________________________________ as attorney to transfer the within Rights on the books of the Corporation, with full power of substitution.

Dated _____________________

Signature Guaranteed         ___________________________________________________
                             Signature

                             (Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signature must be guaranteed by a Canadian chartered bank, a Canadian trust company or a member of a recognized stock exchange or a member of the Transfer Association Medallion (Stamp) Program.

                    [THE FOLLOWING TO BE COMPLETED, IF TRUE:]

The undersigned hereby represents, for the benefit of all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not, and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or an Affiliate or Associate thereof or any Person acting jointly or in consent with any of the foregoing (as defined in the Rights Agreement).

                                    --------------------------------------------
                                    Signature


                                     NOTICE

In the event the certification set forth in the Form of Assignment is not completed, the Corporation will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and accordingly such Rights will be null and void.